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                                                                    EXHIBIT 10.2


                            MASTER SECURITY AGREEMENT

         This Master Security Agreement (this "Agreement") is entered into as of December 23, 1999, by and among SOUND ADVICE, INC., a Florida corporation whose business address is 1901 Tigertail Boulevard, Dania Beach, Florida 33004 (Telecopy No. (954) 926-4389) and SAI DISTRIBUTORS, INC., a Florida corporation whose business address is 1901 Tigertail Boulevard, Dania Beach, Florida 33004 (Telecopy No. (954) 926-4389), (collectively "Borrower"), and HELLER FINANCIAL LEASING, INC., a Delaware corporation, whose address is 500 West Monroe Street, Chicago, IL 60661 (Telecopy No. (312) 441-6915) ("Lender"). Capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in Section 14 of this Agreement.

         1. SECURE PAYMENT. To secure payment of all Indebtedness, Borrower hereby grants and conveys to Lender a continuing lien and security interest in the Collateral, PROVIDED, HOWEVER, if Lender assigns any Notes, then, the term "Indebtedness" as used herein with respect to any assignee shall mean only the indebtedness evidenced by or related to Notes held by the assignee, and the term Collateral as used herein with respect to such assignee shall mean only the Collateral described on the Schedules that specifically refer to the Notes held by such assignee. Each advance of principal under a Note shall be on and subject to the terms and conditions set forth in the Loan Documents.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower represents, warrants and covenants to Lender that the following statements are true, correct and complete and, unless specifically limited, shall remain so until payment in full of all Indebtedness:

             (a) PERFORM OBLIGATIONS. Borrower shall pay and perform all Indebtedness as and when due. Borrower shall use the loan proceeds evidenced by the Notes for business purposes only, in accordance with the terms of the Loan Documents.

             (b) COLLATERAL FREE AND CLEAR. Borrower shall keep the Collateral free and clear of any and all Liens, except for Permitted Liens.

             (c) POSSESSION AND OPERATION OF COLLATERAL. Borrower shall retain possession of the Collateral at all times and shall not sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of the Collateral or any part thereof without the prior written consent of Lender. Borrower shall at all times keep the Collateral at the locations specified on the Schedules (except for removals therefrom in the usual course of business for temporary periods). Borrower shall keep the Collateral, at Borrower's sole cost and expense, in good repair and condition and not misuse, abuse, waste, or allow it to deteriorate except for normal wear and tear. Borrower shall make the Collateral available for inspection by Lender at all reasonable times. The Collateral at all times shall be operated by competent, properly trained and, if applicable, legally licensed operators. In the event the Collateral or any part thereof is vehicles, Borrower shall at all times operate such vehicles only in the United States and if any vehicle is not in use, Borrower shall keep it at the location specified in the Schedules.

             (d) INSURANCE. With respect to its business and properties, Borrower maintains, and shall continue to maintain, adequate insurance for public liability, property damage and product liability, against loss or damage of the kinds customarily carried or maintained by companies of established reputation engaged in similar businesses and in amounts acceptable to Lender. Borrower shall cause Lender to be named as loss payee on all insurance policies relating to any Collateral and shall cause Lender to be named as additional insured under all liability policies, in each case pursuant to appropriate endorsements in form and substance satisfactory to Lender. No notice of cancellation has been received with respect to such policies and Borrower is, and shall continue to be, in full compliance with all requirements and conditions contained in such policies. Borrower shall give immediate written notice to Lender and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact, coupled with an interest, for the purpose of obtaining, adjusting and canceling any such insurance and endorsing settlement drafts. Borrower hereby assigns to Lender, as additional security for the Indebtedness, all sums which may become payable under such insurance.

             (e) In the event Borrower fails to provide Lender with evidence of the insurance coverage required by this Agreement, Lender may purchase insurance at Borrower's expense to protect Lender's interests in the Collateral. This insurance may, but need not, protect Borrower's interests. The coverage purchased by Lender may not pay any claim made by Borrower or any claim that is made against Borrower in connection with the Collateral. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by this Agreement. If Lender purchases insurance for the Collateral, Borrower shall be responsible for the costs of that insurance, including interest and other charges imposed by Lender in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Indebtedness. The costs of the insurance may be more than the cost of insurance Borrower is able to obtain on its own.

             (f) IF COLLATERAL ATTACHES TO REAL ESTATE. If the Collateral or any part thereof has been attached to or is to be attached to real estate, a description of the real estate and the name and address of the record owner is set forth on the Schedules and Borrower shall promptly following request therefor furnish Lender with a disclaimer or waiver of any interest in the Collateral satisfactory to Lender.

             (g) FINANCIAL STATEMENTS. If at any time Borrower or any Corporate Guarantor is required to file Forms 10-K and 10-Q with the SEC, Borrower shall cause to be delivered to Lender copies of such forms within ten days of the filing thereof. If Borrower or any Corporate Guarantor is not required to file such forms, Borrower shall deliver and shall cause each Corporate Guarantor to deliver to Lender for Borrower and each such Corporate Guarantor respectively:
(i) as soon as practicable, and in any event within 60 days after the end of each fiscal quarter, unaudited financial statements including in each instance, balance sheets, income statements, and statements of cash flow, on a consolidated and consolidating basis, as appropriate, and separate profit and loss statements as of and for the quarterly period then ended and for the fiscal year to date, prepared in accordance with GAAP, and certified by Borrower's CFO to be true and correct, and (ii) as soon as practicable, and in any event within 90 days after the end of each fiscal year, annual audited financial statements, including balance sheets, income statements and statements of cash flow for the fiscal year then ended, on a consolidated and consolidating basis, as appropriate, which have been prepared by its independent accountants in accordance with GAAP. Such audited financial statements shall be accompanied by the independent accountant's opinion, which opinion shall be in form generally recognized as "unqualified." Borrower shall cause each Individual Guarantor to deliver such financial information as Lender shall require from time to time.

             (h) AUTHORIZATION. Borrower is now, and shall at all times remain, duly licensed, qualified to do business and in good standing in every jurisdiction where failure to be so licensed or qualified and in good standing would have a material adverse effect on its business, properties or assets. The execution and delivery of the Loan Documents have been duly authorized by



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Borrower and the Loan Documents constitute the legal valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms. Borrower shall not, without 30 days prior written notice to Lender, (1) change its name or its structure such that any financing statement or other record notice becomes misleading or (2) change its principal place of business or chief executive or accounting offices from the address stated herein.

             (i) LITIGATION. Except as disclosed by Borrower to Lender in writing as of the date of this Agreement, there are no judgments outstanding against or affecting Borrower, its officers, directors or affiliates or any part of the Collateral and no Litigation exists. Borrower shall furnish to Lender all information regarding any material Litigation as Lender shall reasonably request and in any event Borrower shall promptly notify Lender in writing of Litigation against it if the outcome of such Litigation may materially or adversely affect the finances or operations of Borrower (for purposes of this provision, $500,000.00 shall be deemed material).

             (j) NO CONFLICTS. Borrower is not in violation of any material term or provision of its by-laws, or of any material agreement or instrument applicable to it or any Applicable Law. The execution, delivery, and performance of the Loan Documents do not and shall not violate, constitute a default under, or otherwise conflict with any such term or provision or result in the creation of any Lien upon any of the properties or assets of Borrower, except for the security interest created hereunder.

             (k) COMPLIANCE WITH LAWS. In all material respects, Borrower is and shall remain at all times in compliance with all Applicable Laws.

             (L) TAXES. Should any stamp, excise, or other tax, including mortgage, conveyance, deed, intangible, or recording taxes become payable in respect of any Loan Documents, Borrower shall pay the taxes (including interest and penalties, if any) and shall hold Lender harmless with respect thereto.

             (m) REGULATIONS. No proceeds of the loans or any other financial accommodations under the Loan Documents shall be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

             (n) NO LIABILITY. Borrower acknowledges and agrees that Lender shall not be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than as a result of Lender's gross negligence or willful misconduct.

             (o) SETOFF. Without limiting any other right of Lender, whenever Lender has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Lender is hereby authorized at any time to the fullest extent permitted by law, to set off and apply against any and all of the Indebtedness, any and all monies then or thereafter owed to Borrower by Lender in any capacity, whether or not the obligation to pay such monies owed by Lender is then due. Lender shall be deemed to have exercised such right of set-off immediately at the time of such election even though any charge therefor is made or entered on Lender's records subsequent thereto.

             (p) BOOKS AND RECORDS. Borrower shall maintain, at all times, true and complete books, records and accounts in which true and correct entries are made of its transactions in accordance with GAAP and consistent with those applied in the preparation of Borrower's financial statements. At all reasonable times, upon reasonable notice, and during normal business hours, Borrower shall permit Lender or its agents to audit, examine and make extracts from or copies of any of its books, ledgers, reports, correspondence, and other records.

             (q) INDEMNITY. Borrower shall indemnify, defend and hold harmless Lender, its parent, officers, directors, agents, employees, and consultants from and against any loss, expense (including reasonable attorneys' fees and costs), damage or liability arising directly or indirectly from (i) any breach of any representation, warranty or covenant contained herein and in the other Loan Documents, (ii) any claim or cause of action that would deny Lender the full benefit or protection of any provision herein and in the Loan Documents and
(iii) the ownership, possession, lease, operation, use, condition, sale, return, or other disposition of the Collateral, except to the extent the loss, expense, damage or liability arises solely and directly from Lender's gross negligence or willful misconduct. If after receipt of any payment of all or any part of the Indebtedness, Lender is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, an impermissible set-off or for any other reason, the Loan Documents shall continue in full force and effect and Borrower shall be liable to Lender for the amount of such payment surrendered together with interest at the applicable rate. The provisions of this paragraph shall survive termination of the Loan Documents.

             (r) COLLATERAL DOCUMENTATION. Borrower shall deliver to Lender prior to any advance of principal under a Note, satisfactory documentation regarding the Collateral to be financed, including, but not limited to, invoices, canceled checks evidencing payments therefore, or other documentation as may be reasonably requested by Lender. Immediately prior to any advance, Borrower shall satisfy Lender that Borrower's business and financial information is as represented and there has been no material change in Borrower's business, financial condition or operations since the date of the most recent audited financial statement delivered under this Agreement.

             (s) YEAR 2000 COMPLIANCE. Borrower has made an assessment of the microchip and computer-based systems and the software used in its business and based upon such assessment believes that it shall be "year 2000 Compliant" by January 1, 2000. For purposes of this paragraph, "year 2000 Compliant" means that all software, embedded microchips and other processing capabilities utilized by, and material to the business, operations or financial condition of Borrower are able to interpret, store, transmit, receive and manipulate data involving all calendar dates correctly and without causing any abnormal ending scenarios in relation to dates on and after the Year 2000. From time to time, at the request of Lender, Borrower shall provide to Lender such updated information as is requested regarding the status of its efforts to become Year 2000 Compliant.

             (t) EXPENSES AND ATTORNEYS' FEES. Borrower shall be liable for all charges, costs, expenses and attorneys' fees incurred by Lender (including allocated costs of internal counsel): (i) in perfecting, defending, protecting or terminating its security interest in the Collateral, or any part thereof, including all costs of registration or of titling the Collateral; (ii) in the negotiation, execution, delivery, administration, amendment or enforcement of the Loan Documents or any provision thereof or the collection of any amounts due under any Note or other Loan Document; (iii) in any lawsuit or other legal proceeding in any way connected with any of the Loan Documents, including, any contract or tort or other actions, any arbitration or other alternative dispute resolution proceeding, all appeals and judgment enforcement actions and any bankruptcy proceeding (including any relief from stay and/or adequate protection motions, cash collateral disputes, assumption/rejection motions and disputes or objections to any proposed disclosure statement or reorganization plan). The provisions of this paragraph shall survive the termination of the Loan Documents and any judgment with respect to the Indebtedness or any part thereof.

             (u) COMPLETE INFORMATION. No representation or warranty made by Borrower in this Agreement and no other document or statement furnished to Lender by or on behalf of Borrower contains any material misstatement of a


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material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading.

         3. PREPAYMENT. Borrower may NOT prepay the Indebtedness, whether in whole or in part, at any time during the term of this Agreement except as set forth in the Notes.

         4. EVENTS OF DEFAULT. Each of the following events shall constitute an Event of Default: (a) Borrower fails to pay any part of the Indebtedness within five calendar days of receipt of written notice, (b) any warranty or representation of Borrower in any Loan Document is materially untrue, misleading or inaccurate at the time it is made, (c) Borrower or any Guarantor breaches or defaults in the performance of any other agreement or covenant under any Loan Document, (d) Borrower or any Guarantor breaches or defaults in the payment or performance of any debt or other obligation owed by it to Lender or any affiliate of Lender, and Lender has (without being obligated to do so) declared such event, an Event of Default hereunder, (e) Borrower breaches or defaults in the payment or performance (including but not limited to compliance with financial covenants) of any debt or other obligation, whether now or hereafter existing, with an outstanding principal balance in excess of $1,000,000.00, (f) there shall be a change in the beneficial ownership and control, directly or indirectly, of the majority of the outstanding voting securities or other interests entitled to elect or appoint members of the board of directors or other managing body of Borrower or any Corporate Guarantor (a "change of control"), or there is any merger, consolidation, dissolution, liquidation, winding up or sale or other transfer of all or substantially all of the assets of Borrower or any Corporate Guarantor pursuant to which there is a change of control or cessation of Borrower or the Corporate Guarantor or the business of either, (g) death or incompetency of any Individual Guarantor or Borrower if Borrower is a natural person, (h) any money judgment is entered or filed against Borrower or any Guarantor in excess of insurance coverage of $1,000,000.00, (i) the appointment of a receiver for all or any part of the property of Borrower or any Guarantor, or any assignment for the benefit of creditors by Borrower or any Guarantor, (j) the filing of a petition by Borrower or any Guarantor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Borrower or any Guarantor if the same is not dismissed within 45 days of such filing (k) failure to maintain working capital of at least $2,000,000.00 at any quarter end, and/or net cumulative aggregate losses from and after October 1, 1997 in excess of $4,000,000.00, or (l) Borrower shall fail to comply with section 15 hereof.

         5. REMEDIES. Upon the occurrence of an Event of Default, in addition to all rights and remedies of a Lender under the UCC and under any other applicable law, Lender may, at its option, at any time (a) declare the Indebtedness to be immediately due and payable without notice to Borrower or any Guarantor; (b) without demand or legal process, enter any premises where the Collateral may be and take possession and/or remove the Collateral all without charge to or liability on the part of Lender, (c) require Borrower to assemble the Collateral, crate, pack, ship, and deliver the Collateral to Lender in such manner and at such place as Lender may require, all at Borrower's sole cost and expense, (d) render the Collateral unusable at the Borrower's premises and dispose of such Collateral on such premises without liability for rent or costs
(e) sell the Collateral at public or private sales, in whole or in part, and have the right to bid and purchase at said sale, and/or (f) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the Indebtedness. Any notice which Lender is required to give to Borrower under any Applicable Law of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice given to the last known address of Borrower at least five days prior to such action. Borrower shall remain fully liable for any deficiency, with interest thereon at the applicable rate set forth in the related Notes.

         6. CUMULATIVE REMEDIES. Lender's remedies hereunder or otherwise are cumulative, are in addition to any other remedies provided for by law or in equity and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Lender to exercise, and no delay in exercising any right or remedy, shall operate as a waiver thereof or in any way modify or be deemed to modify the terms of this Agreement or the other Loan Documents or the Indebtedness, nor shall any single or partial exercise by Lender of any right or remedy preclude any other or further exercise of the same or any other right or remedy. Lender shall not be under any obligation to marshal any assets in favor of Borrower, any Guarantor or any other person or against or in payment of any or all of the Indebtedness. If Debtor shall fail to comply with any provision of any of the Loan Documents, Secured Party shall have the right, but shall not be obligated, to take action to address such non-compliance, in whole or in part, and all expenses and obligations incurred or assumed by Secured Party together with interest thereon at the applicable rate shall be added to the Indebtedness and paid by Debtor upon demand.

         7. ASSIGNMENT. Lender may transfer or assign all or any part of the Indebtedness and the Loan Documents without releasing Borrower or the Collateral, and upon such transfer or assignment the assignee or holder shall be entitled to all the rights, powers, privileges and remedies of Lender to the extent assigned or transferred. The obligations of Borrower shall not be subject, as against any such assignee or assignee, to any defense, set-off, or counter-claim available to Borrower against Lender and any such defense, set-off, or counter-claim may be asserted only against Lender.

         8. GOVERNING LAW. THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         9. CONSENT TO JURISDICTION. BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS, AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON DEBTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

         10. FURTHER ASSURANCE; NOTICE. Borrower shall, at its expense, execute, and deliver such documents and do such further acts as Lender may from time to time reasonably require to assure and confirm the rights created or intended to be created under the Loan Documents to facilitate the performance of the Loan Documents or to assure the validity, perfection, continuing first priority or enforceability of any security interest created hereunder. Borrower agrees to execute any instrument or instruments necessary or expedient for filing, recording, registering, perfecting, notifying, foreclosing, and/or liquidating of Lender's interest in the Collateral upon request of, and as determined by, Lender, and Borrower hereby specifically authorizes Lender to prepare and file UCC financing statements and other documents necessary to perfect Lender's interests hereunder, and to execute same for and on behalf of Borrower as



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Borrower's attorney-in-fact, irrevocably and coupled with an interest, for such purposes. Any written notice to be given under this Agreement shall be in writing addressed to the respective party as set forth in the heading to this Agreement (or such other address as may have been designated in a written notice) and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a business day before 4:00 p.m. Central Standard time or, if not, on the next succeeding business day; (c) if delivered by overnight courier, two days after delivery to such courier properly addressed; or (d) if by U.S. Mail, four business days after depositing in the United States mail, with postage prepaid and properly addressed.

         11. JOINT AND SEVERAL OBLIGATION. If this Agreement is executed by more than one person as Borrower, each such person hereby acknowledges it is jointly and severally liable for and unconditionally guarantees the prompt and full payment and performance of all obligations of each other Borrower hereunder and under the other Loan Documents.

         12. WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LOAN DOCUMENTS. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THE LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

         13. ENTIRE AGREEMENT. THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERTAKINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THIS AGREEMENT MAY NOT BE AMENDED OR MODIFIED EXCEPT BY INSTRUMENT IN WRITING EXECUTED BY ALL PARTIES HERETO.

         14. CERTAIN DEFINED TERMS. The following terms used in this Agreement shall have the following meanings:

"APPLICABLE LAWS" means any and all existing and future laws, rules, regulations, ordinances, decrees and codes relating to Borrower's business and operations including, without limitation, all present and future federal, state, and local laws, rules, regulations, orders, and decrees relating to pollution, hazardous substances, waste disposal or the protection of human health or safety, plant life or animal life, national resources or the environment, all as amended from time to time (collectively "Environmental Laws").

"COLLATERAL" means the property described on each Schedule, together with all attachments, accessories, substitutions, additions, and replacements therefor and all proceeds thereof, including insurance proceeds, and any and all accounts, chattel paper, contract rights and general intangibles arising from the sale, lease or other disposition thereof.

"CORPORATE GUARANTOR" means any guarantor of all or any part of the Indebtedness that is not an Individual Guarantor.

"ENVIRONMENTAL LAWS" means all present and future federal, state, and local laws, rules, regulations, orders, and decrees relating to pollution, hazardous substances, waste disposal or the protection of human health or safety, plant life or animal life, national resources or the environment, all as amended from time to time.

"GAAP" means generally accepted accounting principles, applied consistently with past periods.

"GUARANTOR" means collectively, Individual Guarantors and Corporate Guarantors.

"INDIVIDUAL GUARANTOR" means any guarantor of all or any part of the Indebtedness that is a natural person.

"INDEBTEDNESS" means all obligations, liabilities and indebtedness of every nature of Borrower from time to time owed to Lender evidenced by the Notes or otherwise incurred pursuant to this Agreement or the other Loan Documents, now existing or hereafter arising including, without limitation, all interest, fees, cost and expenses accrued or incurred after the filing of any petition under any bankruptcy or insolvency law.

"LIEN OR LIENS" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary, (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

"LITIGATION" means any and all actions, charges, claims, demands, suits, proceedings, or governmental investigations now pending or threatened against Borrower or any of Borrower's property.

"LOAN DOCUMENTS" means this Agreement, the Schedules, the Notes , the Conditions Rider, if any, and any other documents and instruments executed contemporaneously with or delivered pursuant to this Agreement or the Notes, all as amended, modified, extended or renewed from time to time.

"MATERIAL ADVERSE EFFECT" means a material adverse effect upon (a) the business, operations, prospects, properties, assets or condition (financial or otherwise) of Borrower or any Guarantor or (b) the ability of Borrower or any Guarantor to perform its obligations under any Loan Document to which it is a party or (c) the ability of Lender to enforce its security interests or collect any of the Indebtedness.

"NOTE" or "NOTES" means any and all promissory notes which Borrower has executed and delivered or will execute and deliver to Lender and which are identified on a Schedule evidencing Indebtedness.

"PERMITTED LIENS" means the following types of Liens, claims, charges, taxes, and assessments of any kind: (a) Liens (other than Liens relating to Environmental Laws) for taxes, assessments or other governmental charges not yet due and payable; (b) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar Liens imposed by law, which are incurred in the ordinary course of business for sums not more than 30 days delinquent; (c) Liens in favor of Lender, and (d) Liens set forth on any Schedule.

"SCHEDULE" or "SCHEDULES" means any and all Schedules which Borrower has executed and delivered or will execute and deliver to Lender in connection with this Agreement.

"SEC" means the Securities and Exchange Commission.

"UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Illinois, as amended from time to time, and any successor statute.



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         15. Additional Terms. Borrower shall maintain a minimum Interest
Coverage Ratio ("Interest Coverage Ratio" shall mean, for any trailing twelve month period of Borrower, EBITDA (Earnings before Interest, Taxes, Depreciation, and Amortization) for such period divided by total cash interest expense of Borrower and its subsidiaries for such period) tested quarterly, of no less than
3.50 : 1.00 through the period ending January 31, 2001. If the Borrower's Interest Coverage Ratio is less than 3.50 : 1.00, then Borrower will immediately furnish a Five Hundred Thousand and 00/100 Dollar ($500,000.00) letter of credit, in form and substance satisfactory to Lender, for the benefit of Lender from an institution approved by the Lender, for the remaining term of the transaction. (Lender agrees that Foothill Capital Corporation would be an acceptable institution.)

         IN WITNESS WHEREOF, Lender and Borrower have each signed this Master Security Agreement as of the day and year first above written.

LENDER                                                                   BORROWER

HELLER FINANCIAL LEASING, INC., a Delaware corporation                   SOUND ADVICE, INC., a Florida corporation

By: /s/ PATRICK J. BROGAN                                                By: /s/ KENNETH L. DANIELSON
    -----------------------------------                                      ---------------------------------
Name: Patrick J. Brogan                                                  Name:   Kenneth L. Danielson
    -----------------------------------                                      ---------------------------------
Title: Vice President                                                    Title:  CFO & Treasurer
    -----------------------------------                                      ---------------------------------

                                                                         SAI DISTRIBUTORS, INC., a Florida corporation

                                                                         By: /s/ KENNETH L. DANIELSON
                                                                            -----------------------------------
                                                                         Name:   Kenneth L. Danielson
                                                                            -----------------------------------
                                                                         Title:  CFO & Treasurer
                                                                            -----------------------------------






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